                                                                    Exhibit 10.2

                          AMENDMENT TO CREDIT AGREEMENT
                          -----------------------------

                                                    Dated as of October __, 2001

          This AMENDMENT ("Amendment") amends that certain Credit Agreement dated as of November 30, 2000 (the "Credit Agreement") among MASSEY ENERGY COMPANY (the "Borrower"), A.T. MASSEY COAL COMPANY, INC., the lenders party thereto (collectively, the "Lenders"), CITIBANK, N.A., as administrative agent for the Lenders (in such capacity "Administrative Agent"), PNC BANK, NATIONAL ASSOCIATION, as syndication agent, and FIRST UNION NATIONAL BANK, as documentation agent. Terms not otherwise defined herein are used herein as defined in the 364- Day Credit Agreement.

                             PRELIMINARY STATEMENTS

     WHEREAS, the Required Lenders have agreed to amend certain provisions of the Credit Agreement on the terms set forth herein.

     NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Amendment. Subject to the satisfaction of the conditions
                     ---------
precedent specified in Section 2 hereof, the Credit Agreement shall be amended as follows:

          (a) The definition of "Applicable Margin" contained in Section 1.01 is hereby amended by deleting the percentage ".875%" contained in clause (v) and replacing it with the percentage "1.075%".

          (b) The definition of "Debt" contained in Section 1.01 is hereby amended by deleting clause (iv) thereof in its entirety and replacing it with the following:

          "(iv) the outstanding attributed principal portion of all obligations of such Person (a) as lessee under capital leases (determined in accordance with GAAP) and (b) in respect of any financing obtained by such Person through an asset-backed securitization program,"

          (c) Section 1.01 is hereby amended by adding a new definition of "Permitted Asset Backed Financing" in the proper alphabetical order therein as follows:

          "Permitted Asset-Backed Financing" means a financing of not more than $150,000,000 in the aggregate at any one time outstanding obtained by the Borrower or any of its Subsidiaries through an asset-backed securitization program provided by an arranger selected by the Borrower or the relevant Subsidiary and reasonably acceptable to the Administrative Agent."

          Section 5.01(b) is hereby amended by adding the following parenthetical before the first comma contained therein:

          "(and for the two month period ending December 31, 2001)"


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          (d)  Section 5.07 is hereby amended by deleting clause (a) therein it in its entirety and replacing it with the following:

               "(a) The Borrower will maintain a ratio of Consolidated Debt to Consolidated EBITDA, as determined on the last day of each fiscal quarter, for the four fiscal quarters ending on such day, of not more than (i) 3.25 to 1.0, for the fiscal quarter ending October 31, 2001, (ii) 3.0 to 1.0, for the fiscal quarters ending December 31, 2001 and March 31, 2002, and
     (iii) 2.75 to 1.0, for the fiscal quarters ending after March 31, 2002."

          (e) Section 5.08 is hereby amended by deleting clause (k) contained therein in its entirety and replacing it with the following clauses (k) and (l):

          "(k) Liens created or deemed to exist in connection with a Permitted Asset-Backed Financing (including any related filings or any financing statements); provided that the aggregate attributed principal amount secured by all such Liens shall not exceed $150,000,000 at any time; and

          (l)  Liens not otherwise permitted by the foregoing clauses of this
Section 5.08 securing Debt in an aggregate principal amount at any time outstanding not to exceed 5% of Consolidated Tangible Net Worth, including but not limited to Liens on any margin stock (as such term is defined in Regulation
U) purchased or carried by the Borrower or any of its Subsidiaries;"

          (f) Section 5.09 is hereby amended by adding the following proviso after the word "whole" contained in clause (a)(ii) thereof:

          "; provided that, for purposes of this clause (ii), any sale of assets pursuant to a Permitted Asset-Backed Financing shall not constitute a sale of any substantial part of the assets of the Borrower and its Subsidiaries, taken as a whole"

          SECTION 2. Conditions to Effectiveness. This Amendment shall become
                     ---------------------------
effective as of the date above first written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Required Lenders.

          SECTION 3. Representations and Warranties. The representations and
                     ------------------------------
warranties contained in Article IV of the Credit Agreement are true and correct in all material respects as of the date hereof, other than with respect to any such representation or warranty that speaks as of a date certain, in which case such representation or warranty is true and correct as of such date.

          SECTION 4. Costs and Expenses. The Borrower hereby agrees to pay on
                     ------------------
demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.03(a)(ii) of the Credit Agreement.

          SECTION 5. No Event of Default. No Event of Default has occurred and
                     -------------------
is continuing as of the date hereof.

          SECTION 6. Effect on the Credit Agreement. Except as specifically
                     ------------------------------
amended herein, the Credit Agreement and the other documents delivered thereunder are, and shall continue to be, in full force and effect and are hereby in all respects ratified and confirmed.

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          SECTION 7. Execution in Counterparts. This Amendment may be executed
                     -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of an original counterpart of this Amendment.

          SECTION 8. Governing Law. This Amendment shall be governed by, and
                     -------------
construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                 MASSEY ENERGY COMPANY, as Borrower


                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:


                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:




                                 A.T. MASSEY COAL COMPANY, INC., as Guarantor


                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:

                               CITIBANK, N.A. as Administrative Agent and as Lender




                               By:
                                   ------------------------------------------
                                   Name:
                                   Title:


                               By:
                                   ------------------------------------------
                                   Name:
                                   Title:

                                 PNC BANK, NATIONAL ASSOCIATION


                                 By:
                                     ---------------------------------
                                     Name:
                                     Title:

                                    FIRST UNION NATIONAL BANK


                                    By:
                                        ------------------------------------
                                        Name:
                                        Title:

                                           WESTDEUTSCHE LANDESBANK GIROZENTRALE


                                           By:_______________________________
                                              Name:
                                              Title:


                                           By:_______________________________
                                              Name:
                                              Title:

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                                                  BANK ONE, NA


                                                  By:___________________________
                                                     Name:
                                                     Title:

                                                THE ROYAL BANK OF SCOTLAND PLC

                                                By:_____________________________
                                                   Name:
                                                   Title:

                                               BRANCH BANKING AND TRUST COMPANY


                                               By:______________________________
                                                  Name:
                                                  Title:

                                                THE BANK OF NEW YORK

                                                By:_____________________________
                                                   Name:
                                                   Title:

                                        DRESDNER BANK LATEINAMERIKA AG MIAMI
                                        AGENCY


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        By:_____________________________________
                                           Name:
                                           Title:

                                                WACHOVIA BANK, N.A.


                                                By:_____________________________
                                                   Name:
                                                   Title:

                                              AUSTRALIA AND NEW ZEALAND BANKING
                                              GROUP LIMITED


                                              By:_______________________________
                                                 Name:
                                                 Title:

                                                MELLON BANK N.A.


                                                By:_____________________________
                                                   Name:
                                                   Title:

                                                BANK HAPOALIM


                                                By:_____________________________
                                                   Name:
                                                   Title: